Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Capital, Inc. and Subsidiaries (the "Company") on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission (the "Report"), I, Michael C. Frederick, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 12, 2014	BY:	/s/ Michael C. Frederick
Michael C. Frederick
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)